Exhibit 99.1

Trident Acquisitions Corp. Announces Binding Letter of Intent to Combine with Lottery.com

- Business Combination to Bring Public a Leading Online Platform to Play the Lottery -

- Lottery.com Grew Revenue at a CAGR of 279% from 2016-2019; Significant Industry Tailwinds Poised to Further Accelerate Growth -

New York, NY and Austin, TX — November 19, 2020 — Trident Acquisitions Corp. (NASDAQ: TDACU, TDAC, TDACW) ("Trident"), announced that it has entered into a binding letter of intent (“LOI”) for a business combination transaction with Lottery.com, which would result in Lottery.com (the “Company”) becoming a publicly traded company on The Nasdaq Stock Market.

Founded in 2015, Lottery.com is a leading online platform to play the lottery from your phone, offering official state-sanctioned lottery games, like Powerball, Mega-Millions and state games, in the U.S. and around the world. Lottery.com is also the world’s largest provider of lottery data to over 400 digital publishers, including hundreds of digital newspapers, television and news sites, and major digital publishers such as Google, Verizon/Yahoo, Amazon’s Alexa devices and more. Its digital lottery platform provides valuable lottery-related data, such as current and previous winning numbers, jackpots and draw dates, jackpot analysis and more, covering almost 600 lottery games in 38 countries in real time.

Lottery.com has been a pioneer in the lottery industry, working closely with state regulators to advance the industry into the digital age. Through its online platform, Lottery.com is providing official lottery games increased revenues and better regulatory capabilities by developing innovative blockchain technology, while also capturing untapped market share, including Millennial players. The platform is currently live in the Company’s home state of Texas and nine other U.S. states with expansion plans into more than 20 U.S. states and several new countries in 2021. Additionally, the Company is the only lottery platform authorized to sell Powerball tickets in 148 countries, with rapid international expansion plans for next year. Lottery.com’s ultimate vision is becoming a global lottery marketplace.

From 2016 to 2019, Lottery.com grew revenues at a compounded annual growth rate of 279%, and the Company anticipates accelerating that growth with the capital infusion from this potential transaction.

“Lottery.com has developed an innovative platform that is revolutionizing the lottery industry and bringing it into the digital age,” said Marat Rosenberg, Chairman of Trident. “The Company has developed a world-class safe and secure mobile lottery platform that provides users the ability to play official lottery games right from their phone. Lottery.com is developing blockchain technology to maintain an accurate ledger of each transaction, significantly curtailing the ability for fraudulent activity. With a track record of substantial revenue growth and user base expansion in a relatively short period of time, we believe that Lottery.com has the potential to cement its place as the leading online platform to play the lottery worldwide. We also believe we can replicate our recent success story of brining Triterras, Inc. (NASDAQ: TRIT) public through a business combination with Netfin Acquisition Corp. As an experienced SPAC team with a track record in the blockchain-enabled online platform space, we look forward to introducing the story of Lottery.com to the public market.”

Co-founder and CEO of Lottery.com, Tony DiMatteo, commented: “Since the inception of Lottery.com, it was our aim to cooperatively transform a legacy industry with innovative technologies and capture significant market share of a large population of smartphone-using potential customers. We have already been successful in our mission, accelerating revenue growth each year, expanding our footprint and making the lottery much more accessible to modern consumers through an easy-to-use and secure mobile application and core technology. As we look to further capitalize on current trends with more consumers shopping from home and interacting through mobile applications than ever before, we believe the business combination with Trident will provide us ample capital to accelerate our growth and enter our next stage as a public company.”

Lottery.com is supported by a strong advisory board and notable investors within the venture capital, gaming and entertainment industries, including:

•	Jason Robins, CEO of DraftKings (NASDAQ: DKNG)
•	Peter Diamandis, Chairman of XPRIZE Foundation
•	Ben Narasin, Venture Partner of NEA
•	Paraag Marathe, President of 49ers Enterprises
•	Matthew Le Merle, Co-founder and Managing Partner of Fifth Era and Keiretsu Capital
•	Jamie Gold, The Poker Philanthropist

Transaction Overview

The proposed transaction contemplates that Lottery.com’s stockholders will roll 100% of their equity into the business combination with no minimum cash requirement.

The parties intend to execute a definitive agreement, and currently anticipate closing the business combination in first quarter of 2021. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to the approval of the two companies’ boards, regulatory and shareholder approvals as well as other customary conditions.

About Trident Acquisitions Corp.

Trident Acquisitions Corp. is a special purpose acquisition company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Trident's securities are quoted on the Nasdaq stock exchange under the ticker symbols TDACU, TDAC and TDACW. For more information, visit tridentacquisitions.com.

About Lottery.com

Lottery.com is an Austin, TX-based company enabling consumers to play state-sanctioned lottery games from their home or on the go. The Company works closely with state regulators to advance the lottery industry, providing increased revenues and better regulatory capabilities, while capturing untapped market share, including millennial players. Lottery.com is also gamifying charitable giving to fundamentally change how non-profits engage with their donors and raise funds. Through their WinTogether.org platform, they offer charitable donation sweepstakes to incentivize donors to take action by offering once in a lifetime experiences and large cash prizes.

Forward Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Trident and Lottery.com, Trident and Lottery.com's ability to consummate the transactions, the benefits of the transactions and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Trident and Lottery.com disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Trident and Lottery.com caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or Lottery.com. In addition, Trident cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or Lottery.com following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Trident, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Lottery.com's current plans and operations as a result of the announcement of the transactions; (v) Lottery.com's ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Lottery.com to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Lottery.com's business and the timing of expected business milestones; (viii) Lottery.com's dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) Lottery.com's ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com's accounting staffing levels; (x) the effects of competition on Lottery.com's future business; (xi) risks related to Lottery.com's dependence on its intellectual property and the risk that Lottery.com's technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xvi) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Trident's SEC filings are available publicly on the SEC's website at www.sec.gov.

Important Information and Where to Find it

In connection with the proposed business combination, Trident, expects to file a preliminary proxy statement (the "Proxy Statement") with the SEC for the solicitation of proxies from Trident's shareholders. Additionally, Trident and Lottery.com Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC's web site at www.sec.gov. A definitive proxy statement will be mailed to Trident shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Trident are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident's shareholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident's executive officers and directors in the solicitation by reading Trident's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Proxy Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

TDAC@gatewayir.com

Trident Contact:

Vadim Komissarov

CEO

(646) 229-7549

vkomissarov@tridentacquisitions.com

Lottery.com Contact:

Cody Billingsley

(520) 250-3369

cody@lottery.com

3